Exhibit 99

EMERGENT BIOSOLUTIONS ANNOUNCES PRELIMINARY 2013 FINANCIAL RESULTS AND PROVIDES 2014 FORECAST

ROCKVILLE, Maryland—January 13, 2014—Emergent BioSolutions Inc. (NYSE: EBS) today announced preliminary 2013 financial results and provided guidance for 2014.

Preliminary 2013 Results
For full year 2013, the company anticipates total revenues of $311 to $313 million, which includes approximately $258 million of product sales and $53 to $55 million of contracts and grants revenue.  The product sales comprise approximately $247 million of BioThrax revenue and approximately $11 million of RSDL revenue.  The company also anticipates full year 2013 GAAP net income of $30 to $32 million.  Excluding approximately $7 million of transaction-related and restructuring costs incurred during the year, the company is providing a forecast for 2013 non-GAAP adjusted net income of $35 to $37 million (see "Non-GAAP Financial Measures" for a definition of terms and a reconciliation of Non-GAAP adjusted net income to GAAP net income).  In addition, the company ended 2013 with cash and cash equivalents of approximately $180 million and an account receivable balance of approximately $60 million.

2014 Forecast
For full year 2014, and assuming a late Q1 close of the Cangene acquisition, the company forecasts total revenues of $415 to $445 million.  This consists of $260 to $280 million of product sales, $55 to $65 million of contracts and grants revenue, plus approximately $100 million in anticipated revenue contribution from Cangene.  The company also forecasts full year 2014 GAAP net income of $30 to $40 million.

Daniel J. Abdun-Nabi, president and chief executive officer of Emergent BioSolutions Inc., stated, "Our performance in 2013 reflects continued strength in our base biodefense business, which was expanded and diversified in the year through the successful acquisition of RSDL and the additional revenue that came with that highly complementary transaction.  During 2014, we will be focused on continuing to implement the objectives outlined in our growth plan, including executing on our M&A strategy and defraying our R&D costs through commercial partnerships and government funding, as we advance toward meeting and potentially exceeding our long term growth goals."

The preliminary 2013 financial results are subject to revision and will be finalized upon the completion of the company's external audit, which is anticipated in early March 2014.  Once the external audit is completed, the company may report financial results that could differ, and the differences could be material.

Non-GAAP Financial Measures
This press release contains a financial measure, adjusted net income, which is considered a "non-GAAP" financial measure under applicable Securities & Exchange Commission rules and regulations.  This non-GAAP financial measure should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles.  The company's definition of this non-GAAP measure may differ from similarly titled measures used by others.  The non-GAAP financial measure used in this press release adjusts for specified items that can be highly variable or difficult to predict.  The company views this non-GAAP financial measure as a means to facilitate management's financial and operational decision-making, including evaluation of the company's historical operating results and comparison to competitors' operating results.  This non-GAAP financial measure reflects an additional way of viewing aspects of the company's operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the company's business.

The determination of the amounts that are excluded from this non-GAAP financial measure is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts.  The company is likely to exclude the following items from its non-GAAP adjusted net income in the future, the effect of which is uncertain but may be significant in amount:

•	Expenses related to completed and future acquisitions of other businesses, including amortization of acquired intangible and tangible assets, and transaction costs;
•	Expenses associated with any potential restructuring activities, including but not limited to, asset impairments, accelerated depreciation, severance costs and lease abandonment charges; and
•	Other one-time or non-recurring charges.

Because non-GAAP financial measures exclude the effect of items that will increase or decrease the company's reported results of operations, management strongly encourages investors to review the company's consolidated financial statements and publicly filed reports in their entirety.  A reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure is included in the following table.

(in millions)	Preliminary Financial Results for the Year Ended December 31, 2013
GAAP Net Income	$30 to $32
Adjustments:
•Cangene transaction-related costs	3.3
•HPPD transaction-related costs	0.8
•UK restructuring expense	2.8
•Tax effect of non-GAAP adjustments	(2.0)
Non-GAAP Adjusted Net Income	$35 to $37

About Emergent BioSolutions Inc.
Emergent BioSolutions is a specialty pharmaceutical company seeking to protect and enhance life by offering specialized products to healthcare providers and governments to address medical needs and emerging health threats.  Additional information about the company may be found at www.emergentbiosolutions.com.

Follow us on twitter: @emergentbiosolu

Emergent BioSolutions Safe Harbor Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding the expected closing of the Cangene transaction, the potential opportunities and financial impact of the transaction, our financial guidance, and any other statements containing the words "believes", "expects", "anticipates", "intends", "plans", "forecasts", "estimates" and similar expressions in conjunction with, among other things, discussions of financial performance or financial condition, growth strategy, product sales, manufacturing capabilities, product development, regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause the company's actual results to differ materially from those indicated by such forward-looking statements, including uncertainties as to the satisfaction of closing conditions with respect to the Cangene transaction, including the timing and receipt of Cangene shareholder, Canadian court and regulatory approvals; our ability to successfully integrate the business and realize the potential benefits of the transaction; appropriations for BioThrax® procurement; our ability to successfully integrate the recent acquisition of the HPPD business and realize the benefits of the HPPD transaction; our ability to obtain new BioThrax sales contracts or modifications to existing contracts; our plans to pursue label expansions and improvements for BioThrax; availability of funding for our U.S. government grants and contracts; our ability to identify and acquire or in-license products or late-stage product candidates that satisfy our selection criteria; whether anticipated synergies and benefits from an acquisition or in-license are realized within expected time periods or at all; our ability to enter into selective collaboration arrangements; our ability to expand our manufacturing facilities and capabilities; our ability to meet operating and financial restrictions placed on us and our subsidiaries that are contained in our senior credit facility; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements.

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Emergent BioSolutions Investor Contact:
Robert G. Burrows
Vice President, Investor Relations
301-795-1877
BurrowsR@ebsi.com

Emergent BioSolutions Media Contact:
Tracey Schmitt
Vice President, Corporate Communications
301-795-1800
SchmittT@ebsi.com